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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 15, 2003
                                                         ---------------

                            REPTRON ELECTRONICS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

              000-23426                            38-2081116
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       (Commission File Number)         (IRS Employer Identification No.)

  13700 Reptron Boulevard, Tampa, Florida               33626
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  (Address of principal executive offices)            (Zip Code)

                                 (813) 854-2351
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1     Press Release, dated April 15, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

         The information furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

         On April 15, 2003, Reptron Electronics, Inc. issued a press release announcing its results of operations for the fourth quarter and fiscal year ended December 31, 2002. A copy of the press release is attached as Exhibit 99.1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      REPTRON ELECTRONICS INC.

                                      (Registrant)



Date: April 15, 2003                  By:   /s/ Paul J. Plante
                                          --------------------------------------
                                          Paul J. Plante
                                          President, Chief Operating Officer and
                                          Principal Accounting Officer


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                                  EXHIBIT INDEX


Exhibit No.       Document Description

   99.1           Press Release, dated April 15, 2003.